UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2010

SUBURBAN PROPANE PARTNERS, L.P.
 (Exact name of registrant as specified in its charter)

Delaware	1-14222	22-3410353
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Route 10 West Whippany, New Jersey	07981
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 887-5300

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

ITEM 8.01. OTHER EVENTS

On January 21, 2010, Suburban Propane Partners, L.P. (the “Partnership”) issued a press release (the “Press Release”) announcing its Fiscal 2010 First Quarter Distribution Declaration. A copy of the Press Release has been furnished as Exhibit 99.1 to this Current Report.

In accordance with Treasury Regulation 1.1446-4(d), a qualified notice was issued to the New York Stock Exchange indicating that this distribution represents income effectively connected with a U.S. business (ECI) and that all nominees are responsible for withholding 35% of the fiscal 2010 first quarter distribution to foreign investors (nonresident aliens, foreign corporations, foreign trusts and foreign estates) as required under Section 1446 of the Internal Revenue Code.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Press Release of Suburban Propane Partners, L.P. dated January 21, 2010, announcing the Fiscal 2010 First Quarter Distribution Declaration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 21, 2010

SUBURBAN PROPANE PARTNERS, L.P.

By: /s/ MICHAEL A. STIVALA
Name: Michael A. Stivala
Title: Chief Financial Officer

EXHIBITS

Exhibit No.	Exhibit
99.1	Press Release of Suburban Propane Partners, L.P. dated January 21, 2010, announcing the 2010 First Quarter Distribution Declaration.